Washington National Insurance Company

              Consolidated Financial Statements as of December 31,
                      1998 and 1997, and for the year ended
                               December 31, 1998,
                     the one month ended December 31, 1997,
                   the eleven months ended November 30, 1997,
                      and the year ended December 31, 1996

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Washington National Insurance Company

We have audited the accompanying consolidated balance sheet of Washington National Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, shareholder's equity and cash flows for the year ended December 31, 1998 and the one month ended December 31, 1997. We have also audited the accompanying consolidated statements of operations, shareholder's equity and cash flows of the Company for the eleven months ended November 30, 1997, based on the basis of accounting applicable to periods prior to the adoption of push down accounting upon Conseco, Inc.'s purchase of all common shares of Washington National Corporation, the parent of the Company (see Note 1 of the notes to financial statements regarding the adoption of push down accounting). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated statements of operations, shareholder's equity and cash flows of the Company for the year ended December 31, 1996, were audited by other auditors, whose report dated March 7, 1997 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Washington National Insurance Company and subsidiaries at December 31, 1998 and 1997 and the results of their operations and their cash flows for the year ended December 31, 1998, the month ended December 31, 1997 and the eleven months ended November 30, 1997 in conformity with generally accepted accounting principles.



                                                  /s/ PricewaterhouseCoopers LLP


Indianapolis, Indiana
March 30, 1999



                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 1998 and 1997
                              (Dollars in millions)


                                     ASSETS


                                                                                          1998               1997
                                                                                          ----               ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1998 - $1,789.8; 1997 - $1,874.7)...............................................  $1,793.6           $1,887.4
    Mortgage loans.....................................................................     126.4              210.8
    Policy loans.......................................................................      56.7               58.3
    Other invested assets .............................................................      93.7               17.7
    Short-term investments.............................................................      65.8               43.6
    Assets held in separate accounts...................................................      52.1               47.2
                                                                                         --------           --------

          Total investments............................................................   2,188.3            2,265.0


Accrued investment income..............................................................      28.0               29.4
Cost of policies purchased.............................................................     207.2              218.5
Cost of policies produced..............................................................      22.2                2.7
Reinsurance receivables................................................................      75.1              101.2
Goodwill (net of accumulated amortization: 1998 - $1.9; 1997 - $.1)....................      62.5               36.8
Other assets...........................................................................      21.0               35.9
                                                                                         ---------          --------

          Total assets.................................................................  $2,604.3           $2,689.5
                                                                                         ========           ========



















                            (continued on next page)



                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                      WASHINGTON NATIONAL INSURANCE COMPANY

                     CONSOLIDATED BALANCE SHEET (Continued)
                           December 31, 1998 and 1997
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                          1998              1997
                                                                                          ----              ----

Liabilities:
    Insurance liabilities..............................................................  $2,029.4           $2,170.6
    Liabilities related to separate accounts...........................................      52.1               47.2
    Income tax liabilities.............................................................       9.0                4.5
    Investment borrowings..............................................................      48.1                -
    Other liabilities..................................................................     115.4              128.9
                                                                                         --------           --------

            Total liabilities..........................................................   2,254.0            2,351.2
                                                                                         --------           --------

Minority interest......................................................................      56.1               56.2

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding).....................     273.2              273.2
    Accumulated other comprehensive income:
       Unrealized gains of fixed maturity securities (net of applicable deferred
          income taxes:  1998 - $.6; 1997 - $ -).......................................        .8                6.1
       Unrealized gains (losses) of other investments (net of applicable deferred
          income taxes:  1998 - $(1.1); 1997 - $ -)....................................      (1.7)                .5
    Retained earnings..................................................................      21.9                2.3
                                                                                         ---------          --------

            Total shareholder's equity.................................................     294.2              282.1
                                                                                         --------           --------

            Total liabilities and shareholder's equity.................................  $2,604.3           $2,689.5
                                                                                         ========           ========




















                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
                              (Dollars in millions)


                                                                                               Prior basis
                                                                                       ----------------------------

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----

Revenues:
   Insurance policy income.......................      $161.1             $14.2           $149.1            $157.6
   Net investment income.........................       148.5              12.0            146.1             165.7
   Net investment gains (losses).................         9.9               (.1)             4.3                .6
   Other ........................................         6.2               -                8.0               4.4
                                                       ------             -----           ------            ------

       Total revenues............................       325.7              26.1            307.5             328.3
                                                       ------             -----           ------            ------

Benefits and expenses:
   Insurance policy benefits.....................       205.1              17.3            193.8             214.3
   Amortization of cost of policies produced
     and purchased ..............................        29.8               1.2             24.2              22.7
   Other operating costs and expenses............        27.7               3.1             44.3              42.4
                                                       ------             -----           ------            ------

       Total benefits and expenses...............       262.6              21.6            262.3             279.4
                                                       ------             -----           ------            ------

       Income before income taxes, minority
         interest and discontinued operations....        63.1               4.5             45.2              48.9

Income tax expense...............................        23.2               1.6             16.6              16.8
                                                       ------             -----           ------            ------

       Income before minority interest and
         discontinued operations.................        39.9               2.9             28.6              32.1

Minority interest................................         6.3                .6              4.6               4.5
                                                       ------             -----           ------            ------

       Income from continuing operations.........        33.6               2.3             24.0              27.6

Income (loss) from discontinued operations,
   net of income taxes...........................         -                 -                1.8             (26.0)
                                                       ------             -----           ------            ------

       Net income................................      $ 33.6             $ 2.3           $ 25.8            $  1.6
                                                       ======             =====           ======            ======












                          The accompanying notes are an
                         integral part of the financial
                                   statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)
                                                                            Common stock     Accumulated other
                                                                           and additional      comprehensive     Retained
                                                              Total        paid-in capital     income (loss)     earnings
                                                              -----        ---------------     -------------     --------
Balance, December 31, 1995 (a)..............................  $381.4          $ 68.3              $  45.2         $ 267.9

   Comprehensive loss, net of tax:
     Net income (a).........................................     1.6             -                    -               1.6
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax benefit
       of $12.0) (a)........................................   (30.8)            -                  (30.8)            -
                                                              ------

         Total comprehensive loss (a).......................   (29.2)

   Other (a)................................................     3.5             -                    -               3.5
   Dividends on common stock (a)............................    (8.1)            -                    -              (8.1)
                                                              ------          ------              -------         -------

Balance, December 31, 1996 (a)..............................   347.6            68.3                 14.4           264.9

   Comprehensive income, net of tax:
     Net income (a).........................................    25.8             -                    -              25.8
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes
       of $1.2) (a).........................................    10.2             -                   10.2             -
                                                              ------
         Total comprehensive income (a).....................    36.0             -                    -               -

   Dividends on common stock (a)............................   (28.0)            -                    -             (28.0)
                                                              ------          ------             --------         -------

Balance, November 30, 1997 (a)..............................   355.6            68.3                 24.6           262.7

   Comprehensive income, net of tax:
     Net income.............................................     2.3             -                    -               2.3
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $ - ) .     6.6             -                    6.6             -
                                                              ------

         Total comprehensive income.........................     8.9

   Dividends on common stock................................   (73.7)            -                    -             (73.7)
   Adjustment of balance due to new accounting basis........    (8.7)          204.9                (24.6)         (189.0)
                                                              ------          ------              -------         -------

Balance, December 31, 1997..................................   282.1           273.2                  6.6             2.3

Comprehensive income, net of tax:
   Net income...............................................    33.6             -                    -              33.6
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax
     benefit of $.5)........................................    (7.5)            -                   (7.5)            -
                                                              -------

         Total comprehensive income.........................    26.1

   Dividends on common stock................................   (14.0)            -                    -             (14.0)
                                                              ------          ------              -------         -------

Balance, December 31, 1998..................................  $294.2          $273.2              $   (.9)        $  21.9
                                                              ======          ======              =======         =======

--------------------
(a)  Prior basis.

                          The accompanying notes are an
                         integral part of the financial
                                   statements.
                                        5


                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                              (Dollars in millions)

                                                                                               Prior basis
                                                                                      -----------------------------
                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----

Cash flows from operating activities:
     Net income..................................   $    33.6            $  2.3          $  25.8           $   1.6
     Adjustments to reconcile net income to net..
       cash provided by operating activities:
         Amortization and depreciation...........        34.3               1.2             26.3              38.8
         Income taxes............................         5.8              10.5             (4.3)              6.0
         Insurance liabilities...................       (28.1)              (.4)           (14.0)             17.3
         Accrual and amortization of investment
           income................................         9.4               1.2              1.7               1.2
         Deferral of cost of policies produced
           and purchased.........................       (28.1)             (2.7)           (30.5)            (48.3)
         Income (loss) from discontinued
           operations, net of tax................         -                 -               (1.8)             25.1
         Investment gains (losses)...............        (9.9)               .1             (4.3)              (.6)
         Other...................................       (18.9)            (29.7)            10.3             (24.5)
                                                    ---------            ------          -------           -------

           Net cash provided (used) by
              operating activities...............        (1.9)            (17.5)             9.2              16.6
                                                    ---------            ------          -------           -------

Cash flows from investing activities:
   Sales of investments..........................     1,568.2              26.8             64.0             240.3
   Maturities and redemptions....................       283.3               2.0            205.5             142.4
   Purchases of investments......................    (1,748.5)              -             (139.2)           (239.4)
   Net payments on sale of discontinued
     operations..................................         -                 -              (24.0)            (11.7)
                                                    ---------            ------          -------           -------

           Net cash provided by
              investing activities...............       103.0              28.8            106.3             131.6
                                                    ---------            ------          -------           -------

Cash flows from financing activities:
   Deposits to insurance liabilities.............       119.8              12.7            134.7             149.9
   Investment borrowings.........................        48.1               -                -                 -
   Withdrawals from insurance liabilities........      (232.8)            (18.8)          (215.8)           (234.0)
   Dividends paid on common stock................       (14.0)            (73.7)           (28.0)            (11.2)
                                                    ---------            ------          -------           -------

           Net cash used by financing activities.       (78.9)            (79.8)          (109.1)            (95.3)
                                                    ---------            ------          -------           -------

           Net increase (decrease) in short-term
              investments........................        22.2             (68.5)             6.4              52.9

Short-term investments, beginning of period......        43.6             112.1            105.7              52.8
                                                    ---------            ------          -------          --------

Short-term investments, end of period............   $    65.8            $ 43.6          $ 112.1           $ 105.7
                                                    =========            ======          =======           =======


                          The accompanying notes are an
                         integral part of the financial
                                   statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     Washington National Insurance Company ("we" or the "Company") is a wholly owned subsidiary of Washington National Corporation ("WNC"). Effective December 5, 1997, WNC became a wholly owned subsidiary of Conseco, Inc. ("Conseco"). Conseco is a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans.

     The Company owns a 71.3% interest in United Presidential Corporation ("UPC"), the parent company of United Presidential Life Insurance Company ("UPI"), a life insurance company domiciled in Indiana. The remaining 28.7% is owned by WNC. The operations of UPC are consolidated in the accompanying financial statements, with WNC's ownership of UPC recorded as minority interest.

     On December 5, 1997, Conseco, an Indiana company, completed the acquisition of WNC. All former WNC shareholders received $33.25 in cash per common share. The acquisition was accounted for using the push-down purchase method of accounting with an effective date of December 1, 1997. Under this method, the total cost to acquire the Company was allocated to the assets and liabilities based on their fair value, with the excess of the total purchase cost over the fair value of the net assets acquired recorded as goodwill.

     The consolidated balance sheet as of December 31, 1998 and 1997, and the consolidated statement of operations, shareholder's equity and cash flows for the year ended December 31, 1998 and the one month ended December 31, 1997, are reported under the push-down purchase method of accounting. The consolidated statements of operations, shareholder's equity and cash flows for the eleven months ended November 30, 1997, and the year ended December 31, 1996, are the historical financial data of the Company ("prior basis").

     The following summary explains the accounting policies we use to arrive at the more significant numbers in our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission. Significant intercompany transactions have been eliminated. We reclassified certain amounts in our 1997 and 1996 financial statements and notes to conform with the 1998 presentation.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other   invested   assets   include   trading    securities   and   certain
non-traditional investments. Non-traditional investments include

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


investments in venture capital funds, limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months. We carry them at amortized cost, which approximates their estimated fair value. We consider all short-term investments to be cash equivalents.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between our sale proceeds and its amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee- specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy; (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we sell investments backing our universal life or investment-type product business at a gain or loss, we adjust the amortization to reflect the change in future investment yields resulting from the sale (thereby changing the future amortization to offset the change in yield). We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in net unrealized appreciation (depreciation) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as cost of policies purchased. This balance is amortized, evaluated for recoverability, and adjusted for the impact of realized and unrealized gains (losses) in the same manner as the cost of policies produced described above.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. We amortize goodwill on the straight-line basis over a 40-year period. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows over the remaining amortization period. If we were to determine that changes in such projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.3 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as the result of the failure of one of our reinsurers is considered remote. The cost of reinsurance ceded totaled $41.7 million, $8.9 million, $37.7 million and $49.1 million for the year ended December 31, 1998, the one month ended December 31, 1997, the eleven months ended November 30, 1997, and the year ended December 31, 1996, respectively. Reinsurance recoveries netted against insurance policy benefits totaled $29.5 million, $3.6 million, $18.7 million and $19.8 million, for the year ended December 31, 1998, the one month ended December 31, 1997, the eleven months ended November 30, 1997, and the year ended December 31, 1996, respectively.

     At December 31, 1998 and 1997, approximately 51 percent and 58 percent, respectively of our total reinsurance recoverables related to our sale of the health business to a subsidiary of Conseco.

     Yearly renewable term reinsurance is used at UPI to maintain statutory profitability and other statutory financial requirements while sustaining growth. The cumulative contribution to statutory basis capital and surplus from this reinsurance was $5.5 million, $6.1 million and $8.0 million for the years ended December 31, 1998, 1997 and 1996, respectively. These transactions do not materially impact the Company's GAAP financial statements.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     Minority Interest

     Our consolidated financial statements include all of the assets, liabilities, revenues and expenses of UPC, even though we did not own all of UPC's common stock. We make a charge against consolidated income for the share of earnings allocable to minority interests. We show the equity of UPC allocable to the minority interest separately on our consolidated balance sheet.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. We account for these transactions as short-term collateralized borrowings. Such borrowings averaged approximately $12.4 million during 1998 and were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 4.8 percent in 1998. There were no such borrowings in 1997. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 1998). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, liabilities for insurance and deposit products, liabilities related to litigation, guaranty fund assessment accruals, gain on sale of finance receivables and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Short-term investments. We use quoted market prices. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we assume a market value equal to carrying value.

     Insurance liabilities for investment contracts. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                             1998                           1997
                                                                  ---------------------------    -------------------------
                                                                   Carrying         Fair         Carrying         Fair
                                                                    Amount          Value         Amount          Value
                                                                                    (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $1,793.6        $1,793.6      $1,887.4        $1,887.4
   Mortgage loans...............................................      126.4           139.6         210.8           210.8
   Policy loans.................................................       56.7            56.7          58.3            58.3
   Other invested assets........................................       93.7            93.7          17.7            17.7
   Short-term investments.......................................       65.8            65.8          43.6            43.6

Financial liabilities:
   Insurance liabilities for investment contracts (1)...........      900.6           900.6       1,003.9         1,003.9
   Investment borrowings........................................       48.1            48.1           -               -

     (1) The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1998 and 1997. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments contracts and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Recently Issued Accounting Standards

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") was issued in June 1998. SFAS 133 requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. SFAS 133 is effective for year 2000. We are currently evaluating the impact of SFAS 133; at present, we do not believe it will have a material effect on our financial position or results of operations.

2.   INVESTMENTS:

       At December 31, 1998, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                       Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                      (Dollars in millions)
Investment grade:
   Corporate securities................................................  $1,086.8       $17.5        $15.2      $1,089.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................      41.4          .7           .1          42.0
   States and political subdivisions...................................      13.0          .3          -            13.3
   Debt securities issued by foreign governments.......................      10.7          .5          -            11.2
   Mortgage-backed securities .........................................     547.8         5.6          2.0         551.4
Below-investment grade (primarily corporate securities)................      90.1          .1          3.6          86.6
                                                                         ---------      -----        -----      --------

     Total actively managed fixed maturities...........................  $1,789.8       $24.7        $20.9      $1,793.6
                                                                         ========       =====        =====      ========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                         (Dollars in millions)
Investment grade:
   Corporate securities................................................  $1,082.0        $9.9          $.3      $1,091.6
   United States Treasury securities and obligations of
     United States government corporations and agencies................      47.8          .2          -            48.0
   States and political subdivisions...................................      83.3          .3           .1          83.5
   Debt securities issued by foreign governments.......................      24.8          .4          -            25.2
   Mortgage-backed securities .........................................     597.6         2.5           .2         599.9
Below-investment grade (primarily corporate securities)................      39.2          .1           .1          39.2
                                                                         ---------      -----          ---      --------

     Total actively managed fixed maturities...........................  $1,874.7       $13.4          $.7      $1,887.4
                                                                         ========       =====          ===      ========

     Net  unrealized   gains   (losses)  on  actively   managed  fixed  maturity
investments included in shareholder's equity as of December 31, 1998 and 1997, were as follows:

                                                                                                        1998       1997
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)
Net unrealized gains on actively managed fixed maturity investments..................................   $ 3.8      $12.7
Adjustments to cost of policies purchased............................................................    (2.2)      (5.5)
Minority interest....................................................................................     (.2)      (1.1)
Deferred income tax liability........................................................................     (.6)       -
                                                                                                        -----      -----

       Net unrealized gains on actively managed fixed maturity investments...........................   $  .8      $ 6.1
                                                                                                        =====      =====

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1998, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                   (Dollars in millions)
Due in one year or less........................................................................   $   45.6      $   45.8
Due after one year through five years..........................................................      261.5         264.2
Due after five years through ten years.........................................................      308.7         307.6
Due after ten years............................................................................      626.2         624.6
                                                                                                  --------      --------

     Subtotal..................................................................................    1,242.0       1,242.2
Mortgage-backed securities.....................................................................      547.8         551.4
                                                                                                  --------      --------

        Total actively managed fixed maturities ...............................................   $1,789.8      $1,793.6
                                                                                                  ========      ========

                                       12

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


       Net investment income consisted of the following:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Actively managed fixed maturity securities.......      $121.6             $10.7           $124.4            $139.0
Mortgage loans...................................        16.7               1.5             19.4              25.7
Policy loans.....................................         3.8                .4              3.4               3.8
Other invested assets............................         7.2               (.1)             2.4               5.1
Short-term investments...........................         2.9                .1              4.5               2.7
                                                       ------             -----           ------            ------

   Gross investment income.......................       152.2              12.6            154.1             176.3
Investment expenses..............................         3.7                .6              8.0              10.6
                                                       ------             -----           ------            ------

     Net investment income.......................      $148.5             $12.0           $146.1            $165.7
                                                       ======             =====           ======            ======

     The Company had no significant fixed maturity investments and mortgage loans that were not accruing investment income during the year ended December 31, 1998, the one month ended December 31, 1997, the eleven months ended November 30, 1997, and the year ended December 31, 1996.

     Investment gains (losses), net of investment expenses, were included in revenue as follows:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----
                                                                           (Dollars in millions)
Fixed maturities:
   Gross gains...................................       $17.1             $ -              $ 5.9             $ 4.0
   Gross losses..................................        (3.7)              -               (1.0)             (3.5)
                                                        -----             -----            -----             -----

       Net investment gains from fixed maturities
         before expenses.........................        13.4               -                4.9                .5

Other............................................         -                 (.1)             (.6)               .1
                                                        -----             -----            -----             -----

       Net investment gains (losses) before
         expenses................................        13.4               (.1)             4.3                .6
Investment expenses..............................         3.5               -                -                 -
                                                        -----             -----            -----             ------

       Net investment gains (losses).............       $ 9.9             $ (.1)           $ 4.3             $  .6
                                                        =====             =====            =====             =====

     At December 31, 1998, the mortgage loan balance was primarily comprised of commercial loans. Approximately 17 percent, 12 percent, 11 percent, 10 percent and 9 percent of the mortgage loan balance were on properties located in California, Illinois, Indiana, Florida and Texas, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 1998. At December 31, 1998, our allowance for loss on mortgage loans was $7.0 million.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $12.1 million at December 31, 1998.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 1998, other than investments issued or guaranteed by the United States government or a United States government agency.

3.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      1998         1997
                                                         ----------   ----------   ----------      ----         ----
                                                                                                     (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (b)       $  900.6       $1,003.9
       Universal life-type contracts...................      N/A          N/A          (b)          750.4          735.7
                                                                                                 --------       --------

         Total interest-sensitive products.............                                           1,651.0        1,739.6
                                                                                                 --------       --------
     Traditional products:
       Limited-payment contracts.......................     None          (a)         4.7%          110.9          109.4
       Other traditional products......................      N/A          N/A          N/A           65.9           89.6
                                                                                                 --------       --------

         Total traditional products....................                                             176.8          199.0
                                                                                                 --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A          201.6          232.0
                                                                                                 --------       --------


         Total.........................................                                          $2,029.4       $2,170.6
                                                                                                 ========       ========

-------------
   (a) Principally modifications of the 1965 - 70 Basic Tables.

   (b) This balance represents account balances because future benefits are not guaranteed.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


4.     INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                      1998           1997
                                                                                                      ----           ----
                                                                                                     (Dollars in millions)
Deferred income tax liabilities (assets):
    Investments (primarily actively managed fixed maturities)..................................     $ 14.6         $   .4
    Cost of policies purchased and cost of policies produced...................................       74.1           70.3
    Insurance liabilities......................................................................      (69.1)         (57.1)
    Unrealized appreciation (depreciation).....................................................        (.4)          24.2
    Net operating loss carryforward............................................................       (1.7)           -
    Other......................................................................................       (4.5)         (25.0)
                                                                                                    ------         ------

         Deferred income tax liabilities.......................................................       13.0           12.8
Current income tax liabilities (assets)........................................................       (4.0)          (8.3)
                                                                                                    ------         ------

         Income tax liabilities................................................................     $  9.0         $  4.5
                                                                                                    ======         ======

       Income tax expense was as follows:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)
Current tax provision (benefit)...................      $17.2             $(2.9)           $ 6.2             $15.0
Deferred tax provision............................        6.0               4.5             10.4               1.8
                                                        -----             -----            -----             -----

       Income tax expense from continuing
         operations...............................       23.2               1.6             16.6              16.8

Income tax benefit from discontinued operations...        -                 -               (1.8)            (13.1)
                                                        -----             -----            -----             -----

       Total income tax expense...................      $23.2             $ 1.6            $14.8             $ 3.7
                                                        =====             =====            =====             =====

     A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the statement of operations is as follows:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)
Tax on income before income taxes at statutory
   rate...........................................       35.0%             35.0%            35.0%          35.0%
Other.............................................        1.8%               .6%             1.7%          (.6)%
                                                         ----              ----             ----           ---

         Income tax expense from continuing
           operations.............................       36.8%             35.6%            36.7%          34.4%
                                                         ====              ====             ====           ====

     At December 31, 1998, the Company had a net operating loss carryforward of $4.8 million for tax return purposes, which will expire in 2017.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The Company is currently being examined by the Internal Revenue Service for the 1995 and 1996 tax years. The Company believes that the outcome of this examination will not have a material impact on its financial position or results of operations.

5.   OTHER DISCLOSURES:

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. As a result of the sale of the Company's health insurance business in 1996 and the acquisition by Conseco, the Company entered into an agreement to sublease its home office building to ACCO, a subsidiary of American Brands. The building was leased from a joint venture partnership in which WNIC has a one-third interest. ACCO took possession of approximately 80% of the building at the beginning of August 1997. A portion of the Company's operations occupied the remaining 20% of the building through February 15, 1998. The sublease resulted in the Company recording a $9.1 million charge in the second quarter of 1997 for the difference between the rent expected to be received and the remaining lease obligation on the original lease. Rental expense was $1.3 million in 1998, $.2 million in the one month ended December 31, 1997, $10.7 million (including the previously described $9.1 million charge) in the eleven months ended November 30, 1997, and $2.7 million in 1996. Future required minimum rental payments as of December 31, 1998, were as follows (dollars in millions):

              1999........................................................    $ 3.4
              2000........................................................      3.4
              2001........................................................      3.4
              2002........................................................      3.5
              2003........................................................      3.6
              Thereafter..................................................     37.5
                                                                              -----

                                                 Total....................    $54.8
                                                                              =====

     Postretirement Plan

     The Company provides certain health care and life insurance benefits for certain eligible retired employees under a partially funded plan. Such postretirement benefit plan is contributory, with participants' contributions adjusted annually. Amounts related to the postretirement benefit plan was as follows:

                                                                                    1998       1997
                                                                                    ----       ----
                                                                                (Dollars in millions)


Benefit obligation, beginning of year.........................................    $19.0       $23.0
    Service cost..............................................................      -           -
    Interest cost.............................................................      1.3         1.6
    Plan participants' contributions..........................................       .4          .4
    Actuarial loss (gain).....................................................       .5        (4.6)
    Acquisitions..............................................................      -           -
    Benefits paid.............................................................     (1.7)       (1.4)
                                                                                  -----       -----

Benefit obligation, end of year...............................................    $19.5       $19.0
                                                                                  =====       =====

Fair value of plan assets, beginning of year..................................    $ 5.9       $ -
    Actual return on plan assets..............................................       .3         -
    Acquisition...............................................................      -           6.9
    Employer contributions....................................................      -           -
    Plan participants' contributions..........................................       .4          .4
    Benefits paid.............................................................     (1.5)       (1.4)
                                                                                  -----       -----

Fair value of plan assets, end of year........................................    $ 5.1       $ 5.9
                                                                                  =====       =====

Funded status.................................................................   $(14.4)     $(13.1)
Unrecognized net actuarial gain (loss)........................................     (8.5)       (8.4)
Unrecognized prior service cost...............................................       -          -
                                                                                 -------     ----

       Accrued benefit liability..............................................   $(22.9)     $(21.5)
                                                                                 ======      ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

       We used the following weighted average assumptions to calculate benefit obligations for our 1998 and 1997 valuations: discount rate of approximately 6.5 percent and 7.25 percent, respectively; and an expected return on plan assets of approximately 4.6 percent and 4.6 percent, respectively. For measurement purposes, we assumed a 9.5 percent annual rate of increase in the per capita cost of covered health care benefits for 1999, decreasing gradually to 5.0 percent in 2011 and remaining level thereafter.

     Components of the cost we recognized related to the postretirement plan were as follows:

                                                                     1998           1997
                                                                     ----           ----
                                                                      (Dollars in millions)

Interest cost..................................................      $1.3          $1.6
Expected return of plan assets.................................       (.2)          (.3)
Amortization of prior service cost.............................       (.5)          (.2)
Recognized net actuarial loss..................................       (.1)          (.1)
                                                                     ----          ----

       Net periodic benefit cost...............................      $ .5          $1.0
                                                                     ====          ====

     A one-percentage-point change in the assumed health care cost trend rates would have an insignificant effect on the net periodic benefit cost of our postretirement benefit obligation.

     The Company has qualified defined contribution plans for which substantially all employees are eligible. Company contributions, which match certain voluntary employee contributions to the plan, totaled $.1 million in 1998, $.2 million in the one month ended December 31, 1997, $2.2 million in the eleven months ended November 30, 1997, and $1.6 million in 1996. Matching contributions may be made either in cash or in Conseco common stock.

     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, none of such lawsuits currently pending against the Company is expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

     Guaranty Fund Assessments

     The balance sheet at December 31, 1998, includes: (i) accruals of $6.0 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 1998; and (ii) receivables of $2.8 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $.3 million in 1998, $.2 million in the one month ended December 31, 1997, $1.2 million in the eleven months ended November 30, 1997, and $1.1 million in 1996.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $20.7 million in 1998 and $.3 million in the one month ended December 31, 1997.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     During 1998, the Company purchased $22.0 million par value of senior notes and senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $26.3 million at December 31, 1998 and are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1998, the Company purchased $40.0 million of preferred stock issued by a subsidiary of Conseco, which is classified as "other invested assets" in the accompanying balance sheet.

6.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)
Traditional products:
   Direct premiums collected.......................    $250.1             $28.8           $247.3            $280.1
   Reinsurance ceded...............................     (41.7)             (8.9)           (37.7)            (49.1)
                                                       ------             -----           ------            ------

       Premiums collected, net of reinsurance......     208.4              19.9            209.6             231.0
   Less premiums on universal life and products
     without mortality and morbidity risk which are
     recorded as additions to insurance liabilities     119.8              12.7            134.7             149.9
                                                       ------             -----           ------            ------
       Premiums on traditional products with
         mortality or morbidity risk,
         recorded as insurance policy income.......      88.6               7.2             74.9              81.1
Fees and surrender charges on interest sensitive
   products........................................      72.5               7.0             74.2              76.5
                                                       ------             -----           ------            ------

       Insurance policy income.....................    $161.1             $14.2           $149.1            $157.6
                                                       ======             =====           ======            ======

     The five states with the largest shares of 1998 collected premiums were New Jersey (10 percent), Texas (9.2 percent), Pennsylvania (5.9 percent), California (5.3 percent) and Illinois (5.3 percent). No other state accounted for more than
5.0 percent of total collected premiums.

     Changes in the cost of policies purchased were as follows:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended         Year ended
                                                    December 31,     December 31,      November 30,     December 31,
                                                        1998             1997              1997             1996
                                                        ----             ----              ----             ----
                                                                          (Dollars in millions)

Balance, beginning of year........................     $218.5            $ 26.1            $31.4             $29.1
   Amortization...................................      (26.6)             (1.2)            (1.6)             (3.3)
   Amounts related to fair value adjustment of
     actively managed fixed maturities............        3.2              (5.5)            (3.7)              5.6
   Adjustment of balance due to new accounting
     basis........................................        -               199.1              -                 -
   Other .........................................       12.1               -                -                 -
                                                       ------            ------            -----             ----

Balance, end of year..............................     $207.2            $218.5            $26.1             $31.4
                                                       ======            ======            =====             =====

                                       18

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 8 percent of the December 31, 1998, balance of cost of policies purchased in 1999, 8 percent in 2000, 8 percent in 2001, 7 percent in 2002 and 6 percent in 2003. The discount rates used to determine the amortization of the cost of policies purchased ranged from 5 percent to 8 percent and averaged 6.5 percent.


     Changes in the cost of policies produced were as follows:

                                                                       One month       Eleven months
                                                     Year ended          ended             ended        Year ended
                                                    December 31,     December 31,      November 30,    December 31,
                                                        1998             1997              1997            1996
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)
Balance, beginning of year........................      $ 2.7           $ 203.4           $211.1            $173.2
   Additions......................................       22.7               2.7             31.3              33.3
   Amortization...................................       (3.2)              -              (22.4)            (19.4)
   Amounts related to fair value adjustment of
     actively managed fixed maturities............        -                 -              (16.6)             24.0
   Adjustment of balance due to new accounting
     basis........................................        -              (203.4)             -                 -
                                                        -----           -------           ------            ------

Balance, end of year..............................      $22.2           $   2.7           $203.4            $211.1
                                                        =====           =======           ======            ======

     Changes in the cost of policies produced excludes $2.0 million for the year ended December 31, 1996, related to the sale of the health business (see note
9).

7.   STATEMENT OF CASH FLOWS:

     Income taxes paid totaled $16.8 million in 1998, $10.2 million in the eleven months ended November 30, 1997, and $10.8 million in 1996. No income taxes were paid in the one month ended December 31, 1997.

     Short-term investments having original maturities of three months or less are considered to be cash equivalents. All cash is invested in short-term investments.

8.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted for insurance companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                                                                     1998            1997
                                                                                     ----            ----
                                                                                      (Dollars in millions)

   Statutory capital and surplus.................................................. $143.2           $131.8
   Asset valuation reserve........................................................   17.8             19.9
   Interest maintenance reserve...................................................   42.7             19.6
                                                                                   -------          ------

       Total...................................................................... $203.7           $171.3
                                                                                   ======           ======

     The Company's combined statutory net income was $29.6 million, $15.3 million and $19.5 million in 1998, 1997 and 1996, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $29.6 million of the Company's net assets at December 31, 1998, are available for distribution in 1999 without

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

permission of state regulatory authorities.

9.   DISCONTINUED OPERATIONS:

     In 1996, the Company sold certain health and group insurance business. The operating results of such business have been reported in the consolidated statement of operations as discontinued operations. Revenues for the discontinued operations were $0.3 million, $46.0 million and $268.7 million for the one month ended December 31, 1997, the eleven months ended November 30, 1997 and the year ended December 31, 1996, respectively. 1997 results consist of a tax benefit recorded in conjunction with a settlement with the IRS for prior years' returns. In 1996, the Company recorded a net loss of $25.1 million, net of a tax credit of $12.5 million related to such sale.

The registrant hereby incorporates by reference the March 1, 1999 Fundamental Investors Prospectus, file number 811-32, filed with the Commission on March 4, 1999.